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                                        Carolina Power & Light Company
                                  (ORGANIZED UNDER THE LAWS OF NORTH CAROLINA)


                                          INTERIM FINANCIAL STATEMENTS
                                     (NOT AUDITED BY INDEPENDENT AUDITORS)

                                               DECEMBER 31, 1994


  STATEMENTS  OF  INCOME
  (In thousands                                                    Three Months Ended      Twelve Months Ended
  except per share amounts)                                        ------------------      -------------------
                                                                      December 31              December 31
                                                                      -----------              -----------

                                                                   1994        1993         1994         1993
                                                                   ----        ----         ----         ----

  Operating Revenues.......................................... $  639,266  $  658,557  $ 2,876,589  $ 2,895,383
                                                                 ---------   ---------   ----------   ----------


  Operating Expenses
    Operation - fuel for generation...........................     93,858     123,183      471,967      524,366
                deferred fuel cost (credit), net..............     17,760      (6,446)      38,171       27,364
                purchased power...............................     94,462      95,777      414,300      368,092
                other.........................................    139,584     134,539      539,959      498,333
    Maintenance...............................................     57,278      61,507      206,733      235,449
    Depreciation and amortization.............................     86,508     106,665      397,735      413,646
    Taxes other than on income................................     29,276      38,153      138,540      142,871
    Income tax expense........................................     34,792      20,601      198,535      189,317
    Harris Plant deferred costs, net..........................      6,681      10,866       26,329       27,575
                                                                 ---------   ---------   ----------   ----------
          Total Operating Expenses............................    560,199     584,845    2,432,269    2,427,013
                                                                 ---------   ---------   ----------   ----------
  Operating Income............................................     79,067      73,712      444,320      468,370
                                                                 ---------   ---------   ----------   ----------
  Other Income (Expense)
    Allowance for equity funds used during construction.......        313       2,568        6,074        8,999
    Income tax credit (expense) (Note 4)......................      4,050       3,200        9,425         (392)
    Harris Plant carrying costs...............................      2,311      15,461        9,754       27,143
    Harris Plant disallowance - Power Agency..................          -           -            -      (20,645)
    Interest income (Note 4)..................................        838       5,259       14,569       36,196
    Other income, net (Note 4)................................      5,991      12,517       25,592       42,465
                                                                 ---------   ---------   ----------   ----------
          Total Other Income..................................     13,503      39,005       65,414       93,766
                                                                 ---------   ---------   ----------   ----------
  Income Before Interest Charges..............................     92,570     112,717      509,734      562,136
                                                                 ---------   ---------   ----------   ----------
  Interest Charges
    Long-term debt............................................     44,098      46,770      183,891      205,182
    Other interest charges....................................      2,727       3,772       16,119       16,419
    Allowance for borrowed funds used during construction.....       (130)     (1,697)      (3,443)      (5,961)
                                                                 ---------   ---------   ----------   ----------
           Net Interest Charges...............................     46,695      48,845      196,567      215,640
                                                                 ---------   ---------   ----------   ----------
  Net Income..................................................     45,875      63,872      313,167      346,496
  Preferred Stock Dividend Requirements.......................     (2,403)     (2,403)      (9,609)      (9,609)
                                                                 ---------   ---------   ----------   ----------
  Earnings for Common Stock................................... $   43,472  $   61,469  $   303,558  $   336,887
                                                                 =========   =========   ==========   ==========
  Average Common Shares Outstanding (Notes 4 and 5)...........    147,204     160,737      149,614      160,737
  Earnings per Common Share (Notes 4 and 5)................... $     0.30  $     0.38  $      2.03  $      2.10
  Dividends Declared per Common Share......................... $    0.440  $    0.425  $     1.715  $     1.655


  --------------------
  See Supplemental Data and Notes to Financial Statements.


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